Liquidity and going concern	6 Months Ended
Jun. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity and going concern

Note 2 – Liquidity and going concern

In assessing the Company’s liquidity, the Company monitors and evaluates its cash and cash equivalent and its operating and capital expenditure commitments.

The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Cash flow from operations and capital contributions and loans from shareholders have been utilized to finance the working capital requirements of the Company. For the six months ended June 30, 2024, the Company had negative cash flow from operating activities of S$2,033,164 (US$1,500,269). The Company’s working capital surplus was $1,212,644 (US$894,805) as of June 30, 2024. And the Company had S$2,444,346 (US$1,803,679) in cash and cash equivalents, which is unrestricted as to withdrawal and use as of June 30, 2024.

On February 16, 2024, the Company completed its follow-on public offering. In this offering, the Company issued 3,555,555 Ordinary Shares at a price of US$1.35 per share. The Company received gross proceeds in the amount of US$4.8 million before deducting any underwriting discounts or expenses. Ohmyhome Pte. Ltd., a wholly owned subsidiary of the Company, has received and signed a Letter of Offer for a working capital loan of S$432,000 (US$327,397) by an established private lender on February 2, 2024, with a loan term of 5 years at an interest rate of 7.50% per annum. In view of these circumstances, the management of the Company has given consideration to the future liquidity and performance of the Company and its available sources of finance in assessing whether the Company will have sufficient financial resources to continue as a going concern.

To sustain its ability to support the Company’s operating activities, the Company considered supplementing its sources of funding through the following:

●	cash and cash equivalents generated from operations;
●	other available sources of financing from Singapore and Malaysia banks and other financial institutions;
●	financial support from the Company’s related parties and shareholders;
●	issuance of additional convertible notes; and
●	obtaining funds through a future public offering.

Management has commenced a strategy to raise debt and equity. However, there can be no certainty that these additional financings will be available on acceptable terms or at all. If management is unable to execute this plan, there would likely be a material adverse effect on the Company’s business.

Based on the above considerations, management believes that the Company has sufficient funds to meet its operating and capital expenditure needs and obligations in the next 12 months. However, there is no assurance that the Company will be successful in implementing the foregoing plans or additional financing will be available to the Company on commercially reasonable terms. There are a number of factors that could potentially arise that could undermine the Company’s plans such as (i) client’s business and areas of operations in Singapore and Malaysia, (ii) changes in the demand for the Company’s services, (iii) government policies, and (iv) economic conditions in Singapore, Malaysia and worldwide. The Company’s inability to secure needed financing when required may require material changes to the Company’s business plan and could have a material impact on the Company’s financial conditions and result of operations.